                                                                   EXHIBIT 10(c)

                         MONTHLY SERVICER'S CERTIFICATE

                              CONSUMERS FUNDING LLC
                    $468,592,000 SECURITIZATION BONDS, SERIES

Pursuant to Section 3.05 of the Servicing Agreement dated as of November 8, 2001
   (the "Consumers Servicing Agreement") between Consumers Energy Company, as Servicer and Consumers Funding LLC, as Issuer, the Servicer does hereby certify as follows:

Capitalized terms used in the Monthly Servicer's Certificate (the "Monthly Certificate") have their respective meanings as set forth in the Servicing Agreement. References herein to certain sections and subsections are references to the respective sections of the Servicing Agreement.

                        Current BILLING MONTH: June 2005

CURRENT BILLING MONTH 6/3/2005 - 7/1/2005                  COLLECTION CURVE 100%

 STANDARD BILLING FOR PRIOR BILLING MONTH
Residential Total Billed                                 $105,854,790
Residential SECURITIZATION CHARGE (SC) Billed            $  1,125,778  1.064%

Commercial Total Billed                                  $ 77,114,638
Commercial SECURITIZATION CHARGE (SC) Billed             $  1,316,183  1.707%

Industrial Total Billed                                  $ 42,496,465
Industrial SECURITIZATION CHARGE (SC) Billed             $  1,296,619  3.051%

 YTD NET WRITE-OFFS AS A % OF BILLED REVENUE
 Non-Residential Customer Net Write-offs                        0.190%
 Residential Customer Net Write-offs                            0.300%
 Total Net Write-offs                                           0.240%

 AGGREGATE SC COLLECTIONS

TOTAL SC REMITTED FOR BILLING MONTH
Residential Class SC Collected                           $  1,163,039
Commercial Class SC Collected                            $  1,209,684
Industrial Class SC Collected                            $  1,317,250

Total SC Collected                                       $  3,689,973

 Aggregate SC Remittances for April 2005 BILLING MONTH   $  3,734,209
 Aggregate SC Remittances for May 2005 BILLING MONTH     $  3,805,342
 Aggregate SC Remittances for June 2005 BILLING MONTH    $  3,689,973
 TOTAL CURRENT SC REMITTANCES                            $ 11,229,524

CURRENT BILLING MONTH 6/3/2005 - 7/1/2005                  COLLECTION CURVE 100%

CALCULATED SC COLLECTED AMOUNT
RESIDENTIAL
A-1 Residential SC Collected                                   $1,108,771
A-3 Residential T.O.D. SC Collected                            $    3,712
A-4 Alternate Residence SC Collected                           $   25,275
A-5 Residential Farm/Life Support SC Collected                 $   25,281

TOTAL RESIDENTIAL SC COLLECTED                                 $1,163,039

COMMERCIAL
B-1 General Primary (041) SC Collected                         $   20,929
B-General Secondary (010) SC Collected                         $  228,196
C- General Secondary (011) SC Collected                        $  402,750
D-General Primary (018) SC Collected                           $  261,214
F-Primary High Load Factor (032) SC Collected                  $   44,408
GH-General Service Heating (013) SC Collected                  $    3,525
H- Water Heating Service (014) SC Collected                    $      533
L-1 General Energy-Only Street Lighting SC Collected           $    1,798
L-2 General Service (Cust Owned) St Light SC Collected         $      786
L-3 General Service (Co Owned) St Light SC Collected           $    9,373
PS-1 General Secondary Public Pumping SC Collected             $    6,329
PS-2 General Primary Public Pumping SC Collected               $    8,698
PS-3 General Optional Primary Public Pumping SC Collected      $   37,084
R-1 General Secondary Resale SC Collected                      $       15
R-2 General Secondary Resale SC Collected                      $      822
R-3 General Primary Resale SC Collected                        $   23,461
ROA-P Retail Open Access Primary (110) SC Collected            $  107,601
ROA-S Retail Open Access Secondary Com SC Collected            $   40,566
SC - Special Contract Commercial SC Collected                  $    1,943
SPEC Grand Rapids Special Contract SC Collected                $    4,702
UR-General Unmetered SC Collected                              $    4,951

TOTAL COMMERCIAL SC COLLECTED                                  $1,209,684

INDUSTRIAL
B-1 General Primary (042) SC Collected                         $   17,230
B-General Secondary (020) SC Collected                         $   31,235
C- General Secondary (021) SC Collected                        $   62,987
CG-Cogeneration/Small Power Production Purchase SC Collected   $    3,496
D-General Primary (028) SC Collected                           $  445,811
F-Primary High Load Factor (033) SC Collected                  $   52,988
GH-General Service Heating (023) SC Collected                  $       31
GMD General Motors SC Collected                                $   50,132
GMF General Motors SC Collected                                $  109,890
GMJ-1 General Motors SC Collected                              $    7,120
H- Water Heating Service (024) SC Collected                    $        0
I-General Primary Interruptible (034) SC Collected             $    2,746

CURRENT BILLING MONTH 6/3/2005 - 7/1/2005                  COLLECTION CURVE 100%

J-1General Alternative Electric Metal Melting SC Collected   $   33,013
J-General Primary Electric Furnace (037) SC Collected        $    5,558
R-3 General Primary Resale (027) SC Collected                $    1,122
ROA-P Retail Open Access Primary (111) SC Collected          $  325,264
ROA-S Retail Open Access Secondary Ind SC Collected          $    6,758
SC - Special Contract Industrial SC Collected                $  161,869

TOTAL INDUSTRIAL SC COLLECTED                                $1,317,250

TOTAL SC COLLECTED                                           $3,689,973

Executed as of this 15th day of July 2005.

                                         CONSUMERS ENERGY COMPANY AS SERVICER

                                         /s/ Glenn P. Barba
                                         ---------------------------------------
                                         Glenn P. Barba, Vice President,
                                         Controller and Chief Accounting Officer

CC:   Consumers Funding LLC
      One Energy Plaza
      Jackson, Mi 49201